EXHIBIT 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Enova International, Inc.

175 W Jackson Boulevard, Suite 1000

Chicago, Illinois 60604

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Enova International, Inc. (the “Company”) and Truist Securities, Inc. (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of small business loans in connection with the proposed offering of OnDeck Asset Securitization Trust III LLC, Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 9, 2021, representatives of the Company provided us with a computer-generated small business loan data file and related record layout containing data, as represented to us by the Company, as of March 31, 2021, with respect to 9,160 small business loans (the “Statistical Data File”).

At the Company’s instruction, we (i) selected the 25 small business loans with the highest outstanding principal balance, as set forth on the Statistical Data File (the “Top 25 Sample Loans”), and (ii) randomly selected an additional 75 small business loans (the “75 Random Sample Loans). The Top 25 Sample Loans and 75 Random Sample Loans shall collectively and hereinafter referred to as the “Sample Loans.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.  Loan number (for informational purpose only)

2.  Merchant name

3.  Guarantor name

4.  Original principal balance (term loan) or Credit Limit (LOC)

5.  Property state

6.  Number of original scheduled payments

7.  Personal guarantee indicator (yes/no)

8.  Original term to maturity

9.  Payment Frequency

10.  Industry type (based on a 6 digit NAICS code)

11.  Renewal status (new or renewal)*

12.  ACH collection indicator (yes/no)

13.  OnDeck score at origination

14.  Originated via funding advisor program indicator (yes/no)

15.  Original (first) payment date

16.  Loan status

17.  Current principal balance

18.  Last payment amount

19.  Second to last payment amount

20.  Third to last payment amount

21.  Funded date (term loan) or Close Date (LOC)

22.  Annual percentage rate (APR)

23.  Maturity date*

*	For Sample Loans with a “product type” (as set forth on the Statistical Data File) of “term loan” only.

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We compared Characteristics 2. through. 9. to the corresponding information set forth on or derived from the Loan Contract (the “Contract”); Characteristics 10. through. 14. to the “SalesForce System Screen Shots;” and Characteristics 15. through 20. to a query (the “Servicing System Query”), provided to us on April 12, 2021 by the Company, from the Company’s internal loan servicing system (the “Servicing System”).

With respect to Characteristic 21., for Sample Loans with a “product type” (as set forth on the Statistical Data File) of (a) “term loan,” we compared the funded date to the corresponding information set forth on the Servicing System Query and (b) “line of credit,” we compared the close date to the corresponding information set forth on the Sales Force System Screen Shots.

With respect to Characteristic 22., for Sample Loans with a “product type” (as set forth on the Statistical Data File) of (a) “term loan,” we recalculated the annual percentage rate using (i) the number of original scheduled payments, scheduled daily or weekly payment amount (as applicable), original principal balance (each as set forth on the Contract) and origination fee (as set forth on the Servicing System Query) and (ii) certain methodologies provided to us by the Company or (b) “line of credit,” we recalculated the annual percentage rate using (i) the number of original scheduled payments (as set forth on the Contract), scheduled daily or weekly payment amount (as applicable), “LOC draw amount” and “principal balance rollover amount” (each as set forth on the Servicing System Query) and (ii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding annual percentage rate set forth on the Statistical Data File.

With respect to Characteristic 23., we recalculated the maturity date using (i) the original (first) payment date (as set forth on the Servicing System Query), (ii) the number of original scheduled payments (as set forth on the Contract) and (iii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding maturity date set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 13., differences of 0.01 or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 22., differences of 0.05% or less are deemed to be “in agreement.”

The small business loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 16, 2021